Exhibit 99.2

PRESS RELEASE

FOR IMMEDIATE RELEASE

25-10

Investors:	Media:
Kip Rupp, CFA, IRC	Noa Schwartz
Sean Eastman	FGS Global
Quanta Services, Inc.	(310) 405-4312
(713) 341-7260

QUANTA SERVICES ACQUIRES DYNAMIC SYSTEMS

A PREMIER, TURNKEY MECHANICAL AND PROCESS INFRASTRUCTURE SOLUTIONS PROVIDER

•	Strengthens Quanta’s Craft-Led Critical Path Capabilities and Front-End Services for the Growing Technology, Manufacturing and Other Load Center Markets; Critical Facilities Driving Power Demand

•	Highly Synergistic Workforce and Diversified Customer Base Provides a Platform for Growth and Expansion of Quanta’s Total Addressable Market Across Several Strategic Verticals

•	Transaction is Expected to be Immediately Accretive to Quanta’s Growth, Cash Flow Conversion and Earnings Per Share Excluding Expected Synergies

•	Estimated Full-Year 2026 Adjusted EBITDA and Adjusted Diluted Earnings Per Share (EPS) Contributions of Approximately $125MM - $175MM and $0.32 - $0.47, Respectively(1)

HOUSTON – July 31, 2025 – Quanta Services, Inc. (NYSE: PWR) announced today that it completed the acquisition of Dynamic Systems (DSI), LLC. (Dynamic Systems), a premier, turnkey mechanical, plumbing and process infrastructure solutions provider with a diversified customer base and exposure to the attractive and growing technology, semiconductor, healthcare and other load center markets. Founded in 1988 and headquartered in Austin, Texas, Dynamic Systems provides integrated turnkey mechanical and process solutions, including design and preconstruction, 3D modeling, modularization, construction, commissioning and after-market services to a high-quality and diverse customer base in key markets across the United States. Through its diverse geographic, customer, end market and service line portfolio, Dynamic Systems has grown to become one of the largest mechanical solutions providers in the country, with a workforce of approximately 2,400 employees.

Duke Austin, Quanta’s President and Chief Executive Officer, commented, “We are excited to announce the acquisition of Dynamic Systems and we welcome their employees to the Quanta family. Dynamic Systems has an excellent reputation for providing collaborative solutions focused on client success, which has resulted in ~80% of their business coming from repeat customers. They bring an exceptional management team and a premier craft-skilled workforce that complement Quanta’s culture. Dynamic Systems will enhance Quanta’s comprehensive infrastructure solutions offering that can facilitate innovative speed-to-market solutions for the load center market. Dynamic Systems provides Quanta a mechanical solutions platform that expands our total addressable market, diversifies our customer base and enhances our ability to provide cost- and labor-certain infrastructure solutions at scale. Dynamic Systems operates in growing end-markets, has a strong and visible opportunity pipeline and an accretive contribution to Quanta’s growth, cash flow conversion, returns and earnings per share.”

With a history spanning 37-years, Dynamic Systems is a national turnkey mechanical and process infrastructure solutions provider of preconstruction and construction services, emphasizing safety, superior design, efficiency and value across a diverse range of industries and systems. Dynamic Systems performs the design, installation and commissioning of critical mechanical systems and is a premier off-site fabricator of custom modular mechanical systems for large-scale facilities. For the three years ending December 31, 2024, Dynamic Systems achieved a solid double-digit compound annual growth rate (CAGR) of both revenues and adjusted EBITDA by leveraging its operational expertise, collaborative and long-term customer relationships and solutions-based approach. Dynamic Systems is estimated to generate full-year 2025 revenues of $1.0 billion to $1.1 billion and full-year 2025 adjusted EBITDA (a non-GAAP measure) of approximately $150 million to $170 million.(1) As described in further detail below, the consideration paid at closing for the transaction was approximately $1.35 billion.

Russell Rehmann, Chief Executive Officer of Dynamic Systems said “From our first conversations, it was clear that Quanta’s leadership shares the long-standing values, goals, and mindset of Dynamic Systems. Our mutual commitment to excellence, integrity, and delivering complex technical projects with care reflects a shared culture. The demand for innovation in mechanical construction has never been greater, and we are excited to join forces with Quanta’s family of companies to bring forward-thinking, cost-effective solutions to our clients. This partnership supports our continued growth, opens new markets, and strengthens relationships with existing customers. We are incredibly proud to carry on our 37-year tradition of excellence as part of the Quanta family.”

Dynamic Systems’ existing management team will remain in place, with Russell Rehmann continuing in his leadership role as Chief Executive Officer and Jeff Vogt continuing as President. With a skilled, dedicated and high-quality workforce of approximately 2,400 employees, Dynamic Systems will serve as a platform operating company of Quanta. Dynamic Systems’ financial results are expected to be reflected in the Underground Utility and Infrastructure Solutions segment.

Acquisition of Dynamic Systems is Consistent with Quanta’s Key Strategies for Sustainable Success and Provides Compelling Financial Contributions and Strong Cultural Fit

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Highly-Synergistic Workforce and Complementary Customer Base Increase the Total Addressable Market – Quanta is uniquely positioned to leverage its training and curriculum resources to scale Dynamic Systems’ craft-skilled mechanical workforce, as well as leverage Dynamic Systems’ premier off-site custom fabrication capabilities and advanced digital construction tools, which we believe can unlock growth synergies across several existing and new strategic verticals. Dynamic Systems’ 37-year execution track record also enhances Quanta’s relationships across a diverse technology, healthcare and industrial customer base that is looking for solutions to accelerate complex multi-year infrastructure programs in an environment where power and craft-skilled labor are constrained.

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Quanta’s Critical Path Solutions Are Increasingly Differentiated and Scalable – The mechanical, plumbing and electrical systems inside a load center facility are critical path infrastructure, require a highly skilled craft workforce to install and together account for approximately 60% of facility construction costs. Dynamic Systems’ mechanical capabilities, combined with Quanta’s industry leading inside electric, power grid and generation expertise, increases the breadth of the comprehensive, solutions driven by craft labor that Quanta can offer to customers looking for greater certainty around labor, schedule and supply chain.

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Expect Meaningful Financial Contributions Without Synergy Assumptions(1) – Quanta expects Dynamic Systems to favorably contribute to its financial profile in the near and longer term, including revenues, adjusted EBITDA, free cash flow conversion, returns and earnings per share. For the remainder of 2025, Quanta estimates Dynamic Systems will contribute revenues of $425 million to $475 million, adjusted EBITDA of $45 million to $55 million and adjusted diluted EPS (a non-GAAP measure) of $0.08 to $0.12. For the full-year of 2026, Quanta estimates Dynamic Systems will contribute revenues of $1.25 billion to $1.45 billion, adjusted EBITDA of $125 million to $175 million and adjusted diluted EPS of $0.32 to $0.47. Management notes that these financial expectations are preliminary and, accordingly, has taken a prudent approach to its forecast.

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Strong Cultural Fit and History of Excellence – Like many of Quanta’s operating companies, Dynamic Systems was formerly management- and family-owned with an entrepreneurial history and has a multi-decade history of successful, profitable growth and leadership stability. Also, like Quanta, Dynamic Systems has long-term collaborative relationships with customers and has demonstrated a commitment to its employees through comprehensive training and safety programs and by providing a work environment that fosters prosperity and growth.

Transaction Consideration and Financing

The upfront consideration was approximately $1.35 billion, consisting of approximately $1.15 billion in cash, subject to certain closing and post-closing adjustments, and approximately $200 million of Quanta common stock. Additionally, there is a potential earnout payment of up to $216 million, which is payable to the extent certain financial performance targets are achieved by Dynamic Systems during a post-acquisition period. Quanta funded the cash portion of the transaction with a combination of drawings under its commercial paper program and drawings under its existing senior credit facility. The transaction closed on July 25, 2025.

JPMorgan served as exclusive financial advisor to Dynamic Systems.

About Quanta Services

Quanta Services is an industry leader in providing specialized infrastructure solutions to the utility, renewable energy, technology, communications, pipeline and energy industries. Quanta’s comprehensive services include designing, installing, repairing and maintaining energy and communications infrastructure. With operations throughout the United States, Canada, Australia and select other international markets, Quanta has the manpower, resources and expertise to safely complete projects that are local, regional, national or international in scope. For more information, visit www.quantaservices.com.

About Dynamic Systems (DSI), LLC.

Dynamic Systems is a premier, turnkey mechanical and process infrastructure solutions provider. Founded in 1988 and headquartered in Austin, Texas, Dynamic Systems provides integrated turnkey mechanical solutions, including design and preconstruction, 3D modeling, modularization, construction, commissioning and after-market services to a high-quality and diverse customer base, including technology, semiconductor, healthcare and industrial customers in key markets across the United States. Through its diverse geographic, customer, end market and service line portfolio, Dynamic Systems has grown to become one of the largest mechanical solutions providers in the country with a workforce of approximately 2,400 employees. For more information, visit: www.dsi.us.

(1) Non-GAAP Financial Measures

The financial measures not prepared in conformity with generally accepted accounting principles in the United States (GAAP) that are utilized in this press release are provided to enable investors, analysts and management to evaluate performance excluding the effects of certain items that management believes impact the comparability of operating results between reporting periods. In addition, management believes these measures are useful in comparing operating results with those of its competitors. These measures should be used in addition to, and not in lieu of, results prepared in conformity with GAAP.

We have not provided the most directly comparable GAAP financial measures, or a quantitative reconciliation thereto, for the forward-looking guidance for 2025 and 2026 of Dynamic Systems’ estimated adjusted EBITDA, Dynamic Systems’ estimated contribution to Quanta’s EBITDA, or Dynamic Systems’ estimated contribution to adjusted diluted earnings per share included in this release in reliance on the “unreasonable efforts” exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measures, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting the timing and amount of certain items, including but not limited to amortization of intangible assets and depreciation, which may be significant and difficult to project with a reasonable degree of accuracy, as the allocation of purchase price to intangible assets and property and equipment has not yet been performed. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond Quanta’s control, we are also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results.

Cautionary Statements About Forward-Looking Statements and Information

This press release (and any oral statements regarding the subject matter of this press release) contains forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to expectations regarding the future financial and operational performance of Quanta or Dynamic Systems; the projected impact and benefits of Dynamic Systems on Quanta’s operating or financial results, including, among other things, estimated revenues, EBITDA, adjusted EBITDA, margins, cash flow generation and conversion, and earnings per share; expectations regarding Quanta’s or Dynamic Systems’ business or financial outlook; expectations regarding Quanta’s and Dynamic Systems’ plans, strategies, opportunities and customer relationships; expectations regarding opportunities, technological developments, competitive positioning, future economic and regulatory conditions and other trends in particular markets or industries; the potential strategic benefits and synergies expected from the acquisition of Dynamic Systems; the business plans or financial condition of Quanta’s or Dynamic Systems’ customers; expected realization of remaining performance obligations and backlog; the development of and opportunities with respect to future projects; Quanta’s ability to effectively scale Dynamic Systems’ workforce; potential opportunities that may be indicated by Dynamic Systems’ prior projects performed for customers; trends and growth opportunities in relevant markets, including Quanta’s and Dynamic Systems’ ability to obtain future project awards; estimated transaction and integration costs associated with the acquisition of Dynamic Systems; Quanta’s ability to successfully integrate the operations of Dynamic Systems; and expectations with respect to Quanta’s ability to maintain its current credit rating; as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These forward-looking statements are not guarantees of future performance; rather they involve or rely on a number of risks, uncertainties, and assumptions that are difficult to predict or are beyond our control, and reflect management’s beliefs and assumptions based on information available at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements and that any or all of our forward-looking statements may turn out to be inaccurate or incorrect. Forward-looking statements can be affected by inaccurate assumptions and by known or unknown risks and uncertainties including, among others, market, industry, economic, financial or political conditions that are outside of the control of Quanta, including economic, energy, infrastructure and environmental policies and plans that are adopted or proposed by the U.S. federal or state governments or other governments in territories or countries in which Quanta operates, inflation, interest rates, recessionary economic conditions, deterioration of global or specific trade relationships and geopolitical conflicts and political unrest; quarterly variations in operating and financial results, liquidity, financial condition, cash flows, capital requirements and reinvestment opportunities; trends and growth opportunities in relevant markets, including Quanta’s and Dynamic Systems’ ability to obtain future project awards; the ability to achieve the expected benefits from the acquisition of Dynamic Systems, including the failure of the acquisition to contribute as expected to Quanta’s earnings or the failure of Dynamic Systems to produce anticipated financial or operational results; the inability to successfully integrate and realize synergies from the acquisition of Dynamic Systems; the potential adverse impact resulting from uncertainty surrounding the acquisition of Dynamic Systems, including the ability to retain key personnel from the acquired business and the potential increase in risks already existing in Quanta’s operations or poor performance or decline in value of the acquired business; difficulties managing Quanta’s business as it expands and becomes more complex; unexpected costs or unexpected liabilities that may arise from the acquisition of Dynamic Systems; the successful negotiation, execution, performance and completion of anticipated, pending and existing contracts; loss of customers with whom Quanta or Dynamic Systems have long-standing or significant relationships; competitive dynamics, including Quanta’s or Dynamic Systems’ ability to effectively compete for new projects and market share; the failure of existing or potential legislative actions to result in increased demand for Quanta’s and Dynamic Systems’ services; estimates and assumptions in determining Quanta’s financial results; the adverse impact of impairments of goodwill, receivables, long-lived assets and other intangible assets or investments; the inability to access sufficient funding to finance desired growth and operations, including the ability to access capital markets on favorable terms, as well as fluctuations in the price and trading volume of Quanta’s common stock; debt covenant compliance, interest rate fluctuations, a downgrade of Quanta’s credit rating and other factors affecting financing and investing activities; and other risks and uncertainties detailed in Quanta’s Annual Report on Form 10-K for the year ended Dec. 31, 2024, Quanta’s Quarterly Report on Form 10-Q for the quarter ended Mar. 31, 2025, and any other documents that Quanta files with the Securities and Exchange Commission (SEC). For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s documents filed with the SEC that are available through the company’s website at www.quantaservices.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Quanta further expressly disclaims any written or oral statements made by any third party regarding the subject matter of this press release.

Any financial information or projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Quanta’s and Dynamic Systems’ control. While such information and projections are necessarily speculative, Quanta and Dynamic Systems believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this communication should not be regarded as an indication that Quanta or Dynamic Systems, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.